                                                                   Exhibit 4(ff)

                     FLOATING RATE GLOBAL MEDIUM-TERM NOTE

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


REGISTERED                                             PRINCIPAL AMOUNT
No. BFLR ______________    CUSIP No. ________________  $_______________________

                           MERRILL LYNCH & CO., INC.
                               MEDIUM-TERM NOTE,
                                   SERIES B

                                (Floating Rate)

INTEREST RATE BASIS:                       ORIGINAL ISSUE DATE:                STATED MATURITY:
Modified Federal
Funds Rate

INDEX MATURITY:                            INITIAL INTEREST RATE:              SPREAD:

INITIAL INTEREST RESET DATE:               REGULAR RECORD DATE:                INTEREST PAYMENT DATES:
                                           (Fifteen days prior to the
                                           applicable Interest Payment Date,
                                           unless otherwise specified)

SPREAD MULTIPLIER:                                                             INTEREST RESET DATES:

MAXIMUM INTEREST RATE:                     MINIMUM INTEREST RATE:              INITIAL REDEMPTION DATE:

INITIAL REDEMPTION PERCENTAGE:             ANNUAL REDEMPTION PERCENTAGE        OPTIONAL REPAYMENT DATE(S):
                                           REDUCTION:


CALCULATION AGENT:                                           IF INTEREST RATE BASIS IS LIBOR:
(Merrill Lynch, Pierce,                                      INDEX CURRENCY:
Fenner & Smith Incorporated,
unless otherwise specified)

                                                             DESIGNATED LIBOR PAGE:
                                                             [_] Reuters Page:  _________
                                                             [_] Telerate Page: _________

INTEREST CALCULATION:                                        DAY COUNT CONVENTION
[_] Regular Floating Rate Note                               [_] Actual/360 for the period
[_] Floating Rate/Fixed Rate                                     from        to            .
      Fixed Rate Commencement Date:                          [_] Actual/Actual to the period
      Fixed Interest Rate:                                       from        to            .
[_] Inverse Floating Rate Note
      Fixed Interest Rate:

ADDENDUM ATTACHED:                                           DENOMINATIONS:
[X] Yes                                                         (Integral multiples of $1,000,
                                                             unless otherwise specified)
[_] No

IF INTEREST RATE BASIS                                       OTHER PROVISIONS:
IS PRIME RATE:
[_] Prime Rate--Major Banks
[_] Prime Rate--H.15
IF INTEREST RATE BASIS IS CMT RATE:
[_] Designated CMT Telerate Page is 7051
[_] Designated CMT Telerate Page is 7052
      [_] Weekly Average
      [_] Monthly Average
[_] Designated CMT Maturity Index:

     MERRILL LYNCH & CO., INC., a Delaware corporation ("Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of


     DOLLARS on the Stated Maturity specified above (except to the extent redeemed or repaid prior to the Stated Maturity), and to pay interest thereon, at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof and any Addendum relating hereto depending upon the Interest Rate Basis or Bases, and such other terms specified above, until the principal hereof is paid or duly made available for payment. Reference herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

     The Company will pay interest on each Interest Payment Date specified above, commencing on the first Interest Payment Date specified above next succeeding the Original Issue Date specified above, and on the Stated Maturity or any Redemption Date or Optional Repayment Date (as defined below) (the date of each such Stated Maturity, Redemption Date and Optional Repayment Date and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a "Maturity" with respect to principal payable on such date);

provided, however, that if the Original Issue Date is between a Regular Record
--------  -------
Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date; and provided, further, that if an Interest Payment Date
                         --------  -------
(other than an Interest Payment Date at Maturity) would fall on a day that is not a Business Day (as defined below), such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day, except that in the case the Interest Rate Basis is LIBOR, as indicated above, if such next Business Day falls in the next calendar month, the applicable Interest Payment Date shall be the immediately preceding Business Day. Except as provided above, interest payments will be made on the Interest Payment Dates shown above. Unless otherwise specified above, the "Regular Record Date" shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note will accrue from and including the Original Issue Date specified above, at the rates determined from time to time as specified herein, until the principal hereof has been paid or made available for payment. If the Maturity falls on a day which is not a Business Day as defined below, the payment due on such Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity and no interest shall accrue with respect to such payment for the period from and after such Maturity. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

     Payment of the principal of and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank, the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Note is one of a duly authorized issue of Securities (hereinafter called the "Securities") of the Company designated as its Medium-Term Notes, Series B (the "Notes"). The Securities are issued and to be issued under an indenture (the "Indenture") dated as of October 1, 1993, between the Company and The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank (National Association)) (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture.

     The Notes are issuable only in registered form without coupons in denominations of, unless otherwise specified above, $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If
(x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in authorized denominations. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.

     This Note is not subject to any sinking fund.

     This Note may be subject to repayment at the option of the Holder prior to its Stated Maturity on the Holder's Optional Repayment Date(s), if any, indicated on the face hereof. If no Holder's Optional Repayment Dates are set forth on the face hereof, this Note may not be so repaid at the option of the Holder hereof prior to the Stated Maturity. On any Holder's Optional Repayment Date, this Note shall be repayable in whole or in part in an amount equal to $1,000 or integral multiples thereof (provided that any remaining principal amount shall be an authorized denomination) at the option of the Holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with interest thereon payable to the date of repayment. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its office at 55 Water Street, Room 234, Corporate Trust Securities Window, New York, New York 10041 or such address which the Company shall from time to time notify the Holders of the Medium-Term Notes (the "Corporate Trust Office"), not more than 60 nor less than 30 days prior to a Holder's Optional Repayment Date. This Note must be received by the Trustee by 5:00 P.M., New York City time, on the last day for giving such notice. Exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of payment of this Note in part only, a new Note for the unpaid portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

     This Note may be redeemed at the option of the Company prior to its Stated Maturity on any date on and after the Initial Redemption Date, if any, specified on the face hereof (the "Redemption Date"). If no Initial Redemption Date is set forth on the face hereof, this Note may not be redeemed at the option of the Company prior to the Stated Maturity. On and after the Initial Redemption Date, if any, this Note may be redeemed at any time in whole or from time to time in part in increments of $1,000 or integral multiples thereof (provided that any remaining principal amount shall be an authorized denomination) at the option of the Company at the applicable Redemption Price (as defined below) together with interest thereon payable to the Redemption Date, on notice given not more than 60 nor less than 30 days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

     If this Note is redeemable at the option of the Company prior to its Stated Maturity, the "Redemption Price" shall initially be the Initial Redemption Percentage, specified on the face hereof, of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

     The interest rate borne by this Note shall be determined as follows:

          1. If this Note is designated as a Regular Floating Rate Note above, then, except as described below, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown above (1) plus or minus the applicable Spread, if any, and/or (2) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above. Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable will be reset as of each Interest Reset Date specified above; provided, however, that the interest rate in effect for the
                 --------  -------
period from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.

          2. If this Note is designated as a Floating Rate/Fixed Rate Note above, then, except as described below, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown above (1) plus or minus the applicable Spread, if any, and/or
     (2) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above. Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable will be reset as of each Interest Reset Date specified above; provided, however,
                                                           --------  -------
     that (i) the interest rate in effect for the period from the date of issue to the first Interest Reset Date will be the Initial Interest Rate, and
     (ii) the interest rate in effect commencing on, and including, the date on which interest begins to accrue on a fixed rate basis to Maturity will be the Fixed Interest Rate, if the rate is specified above, or if no Fixed Interest Rate is specified, the interest rate in effect on the Floating Rate/Fixed Rate Note on the day immediately preceding the date on which interest begins to accrue on a fixed rate basis.

          3. If this Note is designated as an Inverse Floating Rate Note above, then, except as described below, this Note will bear interest equal to the Fixed Interest Rate indicated above minus the rate determined by reference to the applicable Interest Rate Basis or Bases shown above (1) plus or minus the applicable Spread, if any, and/or (2) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above; provided, however, that unless otherwise specified on the
                      --------  -------
     face hereof, the interest rate hereon will not be less than zero percent. Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified above; provided, however, that the interest rate in effect for
                      --------  -------
     the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

          4. Notwithstanding the foregoing, if this Note is designated above as having an Addendum attached or as having Other Provisions apply, the Note shall bear interest in accordance with the terms described in such Addendum or specified under Other Provisions.

     Except as provided above, the interest rate in effect on each day shall be
(a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the immediately preceding Interest Reset Date. Each Interest Rate Basis shall be the rate determined in accordance with the applicable provision below. If any Interest Reset Date (which term includes the term first Interest Reset Date unless the context otherwise requires) would otherwise be a day that is not a Business Day, that Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis specified on the face hereof is LIBOR and the next Business Day falls in the next succeeding calendar month, that Interest Reset Date shall be the immediately preceding Business Day. In addition, if an Interest Rate Basis specified on the face hereof is the Treasury Rate and the Interest Determination Date would otherwise fall on an Interest Reset Date, then that Interest Reset Date shall be postponed to the next succeeding Business Day.

     Unless otherwise specified above, interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid (or from and including the Original Issue Date specified above, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity. Unless otherwise specified above, accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. The accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified above, the interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360, if the Day Count Convention specified above is "Actual/360" for the period specified thereunder or by the actual number of days in the year if the Day Count Convention specified above is "Actual/Actual" for the period specified thereunder. In the case of notes for which the Interest Rate Basis is the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR or the Prime Rate, the interest factor for each day will be computed by dividing the interest rate applicable to each day by 360.
In the case of notes for which the Interest Rate Basis is the CMT Rate or the Treasury Rate, the interest factor for each day will be computed by dividing the interest rate applicable to each day by the actual number of days in the year. The interest factor for notes for which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only one of the applicable Interest Rate Bases applied.

     Unless otherwise specified above, the "Interest Determination Date" with respect to the CD Rate, the CMT Rate and the Commercial Paper Rate shall be the second Business Day preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Federal Funds Rate and the Prime Rate shall be the Business Day immediately preceding each Interest Reset Date; the "Interest Determination Date" with respect to LIBOR shall be the second London Business Day (as defined below) preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Eleventh District Cost of Funds Rate shall be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below); and the "Interest Determination Date" with respect to the Treasury Rate shall be the day in the week in which the related Interest Reset Date falls on which day Treasury bills (as defined below) are normally auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday; provided, however, that if an
                                                 --------  -------
auction is held on the Friday of the week preceding the related Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date,
    --------  -------
then the related Interest Reset Date shall instead be the first Business Day following such auction. If the interest rate of this Note is determined with reference to two or more Interest Rate Bases, the Interest Determination Date pertaining to this Note will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date on which each Interest Rate Basis shall be determinable. Each Interest Rate Basis shall be determined and compared on such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

     Unless otherwise specified above, the "Calculation Date", if applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if the tenth calendar day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or date of Maturity, as the case may be. All calculations on this Note shall be made by the Calculation Agent specified above or such successor thereto as is duly appointed by the Company.

     All percentages resulting from any calculation on this Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% or
 .09876545 would be rounded to 9.87655% or .0987655. All dollar amounts used in or resulting from any calculation will be rounded to the nearest cent with one-half cent being rounded upward.

     As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to non-United State
                  --------  -------
dollar denominated Notes, such day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as hereinafter defined) of the country issuing the Specified Currency or, if the Specified Currency is EURO, the day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open; provided, further, that, with respect to Notes
                                  --------  -------
as to which LIBOR is an applicable Interest Rate Basis, such day is also a London Banking Day (as hereinafter defined).

     As used herein, "London Banking Day" means a day on which commercial banks are open for business, including dealings in the LIBOR Currency in London.

     As used herein, "Principal Financial Center" means:

     (1) the capital city of the country issuing the Specified Currency, except that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Sydney and Melbourne, Toronto, Frankfurt, Amsterdam, Milan, Johannesburg and Zurich, respectively, or

     (2) the capital city of the country to which the LIBOR Currency relates, except that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire, Portuguese escudos, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Sydney, Toronto, Frankfurt, Amsterdam, Milan, London, Johannesburg and Zurich, respectively.

     Determination of CD Rate.  If an Interest Rate Basis for this Note is the
     ------------------------
CD Rate, as indicated above, the CD Rate shall be determined on the applicable Interest Determination Date (a "CD Rate Interest Determination Date"), as:

     (1) the rate on the applicable CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified above as published in H.15(519), as defined below, under the heading "CDs (secondary market)", or

     (2) if the rate referred to in clause (1) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity specified above as published in H.15 Daily Update, as defined below, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market)", or

     (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable CD Rate Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on the applicable CD Rate Interest Determination Date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York, which may include the agent or its affiliates, selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money center banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified above in an amount that is representative for a single transaction in that market at that time, or

     (4) if the dealers selected by the Calculation Agent are not quoting as mentioned in clause (3) above, the CD Rate in effect on the applicable CD Rate Interest Determination Date.

     "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

     "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication.

     Determination of CMT Rate.  If an Interest Rate Basis for this Note is the
     -------------------------
CMT Rate, as indicated above, the CMT Rate shall be determined as of the applicable Interest Determination Date (a "CMT Rate Interest Determination Date") as:

(1)  if CMT Telerate Page 7051 is specified above:

(a) the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified above as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Bridge Telerate, Inc., or any successor service, on page 7051, or any other page as may replace page 7051 on that service ("Telerate Page 7051"), for the applicable Interest Determination Date, or

(b) if the rate referred to in clause 1(a) does not appear on Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified above and for the applicable Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities", or

(c) if the rate referred to in clause 1(b) does not appear in H.15(519), the rate on the applicable Interest Determination Date for the period of the Index Maturity specified above as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519), or

(d) if the rate referred to in clause 1(c) is not published, the rate on the applicable Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on the applicable Interest Determination Date of three leading primary United States government securities dealers in The City of New York, which may include the agent or its affiliates (each, a "Reference Dealer"), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the Index Maturity specified above, a remaining term to maturity no more than 1 year shorter than the Index Maturity specified above and in a principal amount that is representative for a single transaction in the securities in the market at that time, or

(e) if fewer than five but more than two of the prices referred to in clause 1(d) are provided as requested, the rate on the applicable Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

(f) if fewer than three prices referred to in clause 1(d) are provided as requested, the rate on the applicable Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on the applicable Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the Index Maturity specified above, a remaining term to maturity closest to the Index Maturity specified above and in a principal amount that is representative for a single transaction in the securities in the market at that time, or

(g) if fewer than five but more than two prices referred to in clause 1(f) are provided as requested, the rate on the applicable Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or

(h) if fewer than three prices referred to in clause 1(f) are provided as requested, the CMT Rate in effect on the applicable Interest Determination Date.

(2)  if CMT Telerate Page 7052 is specified above:

(a) the percentage equal to the one-week or one-month, as specified above, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified above as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Bridge Telerate, Inc., or any successor service, on page 7052, or any other page as may replace page 7052 on that service ("Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the related Interest Determination Date falls, or

(b) if the rate referred to in clause 2(a) does not appear on Telerate Page 7052, the percentage equal to the one-week or one-month, as specified above, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified above and for the week or month, as applicable, preceding the applicable Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities," or

(c) if the rate referred to in clause 2(b) does not appear in H.15(519), the one-week or one-month, as specified, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified above as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the related Interest Determination Date falls, or

(d) if the Federal Reserve Bank of New York does not publish the rate referred to in clause 2(c), the rate on the applicable Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on the applicable Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the Index Maturity specified above, a remaining term to maturity no more than 1 year shorter than the Index Maturity specified above and in a principal amount that is representative for a single transaction in the securities in the market at that time, or

(e) if fewer than five but more than two of the prices referred to in clause 2(d) are provided as requested, the rate on the applicable Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the questions shall be eliminated, or

(f) if fewer than three prices referred to in clause 2(d) are provided as requested, the rate on the applicable Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on the applicable Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the Index Maturity specified above, a remaining term to maturity closest to the Index Maturity specified above and in a principal amount that is representative for a single transaction the securities in the market at the time, or

(g) if fewer than five but more than two prices referred to in clause 2(f) are provided as requested, the rate will be calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest or the lowest of the quotations will be eliminated, or

(h) if fewer than three prices referred to in clause 2(f) are provided as requested, the CMT Rate in effect on the applicable Interest Determination Date.

     If two United States Treasury securities with an original maturity greater than the Index Maturity specified above have remaining terms to maturity equally close to the Index Maturity specified above, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

     Determination of Commercial Paper Rate.  If an Interest Rate Basis for this
     --------------------------------------
Note is the Commercial Paper Rate, as indicated above, the Commercial Paper Rate shall be determined on the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date"), as:

     (1) the Money Market Yield, as defined below, on the applicable Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity specified above as published in H.15(519) under the caption "Commercial Paper-Nonfinancial", or

     (2) if the rate referred to in clause (1) is not published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield on the applicable Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity specified above as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Commercial Paper-Nonfinancial", or

     (3) if the rate referred to in clause (2) is not published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield of the arithmetic mean of the offered rates on the applicable Commercial Paper Rate Interest Determination Date calculated by the Calculation Agent at approximately 11:00 A.M., New York City time, on the applicable Commercial Paper Rate Interest Determination Date of three leading dealers of United States commercial paper in The City of New York, which may include the agent and its affiliates, selected by the Calculation Agent for commercial paper having the Index Maturity specified above placed for industrial issuers whose bond rating is "Aa", or the equivalent, from a nationally recognized statistical rating organization, or

     (4) if the dealers selected by the Calculation Agent are not quoting as mentioned in clause (3), the Commercial Paper Rate in effect on the applicable Commercial Paper Rate Interest Determination Date.

     "Money Market Yield" means a yield calculated in accordance with the following formula and expressed as a percentage:


Money Market Yield =    (           D x 360      )   x   100
                        (------------------------)
                        (   360 - ( D  x  M )    )

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Eleventh District Cost of Funds Rate.  If an Interest Rate Basis for this
     ------------------------------------
Note is the Eleventh District Cost of Funds Rate, as indicated above, the Eleventh District Cost of Funds Rate shall be determined on the applicable Interest Determination Date (an "Eleventh District Cost of Funds Rate Interest Determination Date"), and shall be:

     (1) the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the applicable Eleventh District Cost of Funds Rate Interest Determination Date falls as set forth under the caption "11th District" on the display on Bridge Telerate, Inc. or any successor service on page 7058 or any other page as may replace page 7058 on that service ("Telerate Page 7058") as of 11:00 A.M., San Francisco time, on the applicable Eleventh District Cost of Funds Rate Interest Determination Date, or

     (2) if the rate referred to in clause (1) does not appear on Telerate Page 7058 on the related Eleventh District Cost of Funds Rate Interest Determination Date, the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the Federal Home Loan Bank of San Francisco as the cost of funds for the calendar month immediately preceding the applicable Eleventh District Cost of Funds Rate Interest Determination Date, or

     (3) if the Federal Home Loan Bank of San Francisco fails to announce the Index on or before the applicable Eleventh District Cost of Funds Rate Interest Determination Date for the calendar month immediately preceding the applicable Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate in effect on the applicable Eleventh District Cost of Funds Rate Interest Determination Date.

     Determination of Federal Funds Rate.  If an Interest Rate Basis for this
     -----------------------------------
Note is the Federal Funds Rate, as indicated above, the Federal Funds Rate shall be determined on the applicable Interest Determination Date (a "Federal Funds Rate Interest Determination Date"), and shall be:

     (1) the rate on the applicable Federal Funds Rate Interest Determination Date for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)", as displayed on Bridge Telerate, Inc. or any successor service on page 120 or any other page as may replace the specified page on that service ("Telerate Page 120"), or

     (2) if the rate referred to in clause (1) does not appear on Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable Federal Funds Rate Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds/Effective Rate", or

     (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable Federal Funds Rate Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York, which may include the agent or its affiliates, selected by the Calculation Agent before 9:00 A.M., New York City time, on the applicable Federal Funds Rate Interest Determination Date, or

     (4) if the brokers selected by the Calculation Agent are not quoting as mentioned in clause (3), the rate in effect on the applicable Federal Funds Rate Interest Determination Date.

     Determination of LIBOR.  "LIBOR" means the rate determined by the
     ----------------------
Calculation Agent in accordance with the following provisions:

     (1) if "LIBOR Telerate" is specified above or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above as the method for calculating LIBOR, LIBOR will be the rate for deposits in the LIBOR Currency, as defined below, having the Index Maturity specified above, commencing on the related Interest Reset Date that appears on the Designated LIBOR Page, as defined below, as of 11:00 A.M., London time, on the applicable Interest Determination Date, or

     (2) if "LIBOR Reuters" is specified above, LIBOR will be the arithmetic mean of the offered rates for deposits in the LIBOR Currency having the Index Maturity specified above, commencing on the related Interest Reset Date, that appear, on the Designated LIBOR Page specified above as of 11:00 A.M., London time, on the applicable Interest Determination Date. If the Designated LIBOR Page by its terms provides only for a single rate, then the single rate will be used, or

     (3) with respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the Designated LIBOR Page as specified in clauses (1) and (2), the rate calculated by the Calculation Agent as the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks, which may include affiliates of the agent, in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the Index Maturity specified above, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on the applicable Interest Determination Date and in a principal amount that is representative for a single transaction in the applicable LIBOR Currency in that market at that time, or

     (4) if fewer than two quotations referred to in clause (2) are provided, the rate on the applicable Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on the applicable Interest Determination Date by three major banks, which may include affiliates of the agent, in the applicable Principal Financial Center selected by the Calculation Agent for loans in the LIBOR


          Currency to leading European banks, having the Index Maturity specified above and in a principal amount that is representative for a single transaction in the applicable LIBOR Currency in that market at that time, or

     (5) if the banks selected by the Calculation Agent are not quoting as mentioned in clause (4), the rate in effect on the applicable Interest Determination Date.

     "LIBOR Currency" means the currency specified above as to which LIBOR will be calculated or, if no currency is specified above, United States dollars.

     "Designated LIBOR Page" means either:

     . if "LIBOR Telerate" is designated above or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above as the method for calculating LIBOR, the display on Bridge Telerate, Inc. or any successor service on the page specified in such pricing supplement or any page as may replace the specified page on that service for the purpose of displaying the London interbank rates of major banks for the applicable LIBOR Currency, or

    . if "LIBOR Reuters" is specified above, the display on the Reuter Monitor Money Rates Service or any successor service on the page specified above or any other page as may replace the specified page on that service for the purpose of displaying the London interbank rates of major banks for the applicable LIBOR Currency.

  Determination of Prime Rate.  If an Interest Rate Basis for this Note
  ---------------------------
specified above is the Prime Rate, the Prime Rate will be determined on the applicable Interest Determination Date (a "Prime Rate Interest Determination Date"). The "Prime Rate" means:

     (1) the rate on the applicable Prime Rate Interest Determination Date as published in H.15(519) under the heading "Bank Prime Loan", or

     (2) if the rate referred to in clause (1) is not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable Prime Rate Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate under the caption "Bank Prime Loan", or

     (3) if the rate referred to in clause (2) is not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page as defined as the particular bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on the applicable Prime Rate Interest Determination Date, or

     (4) if fewer than four rates referred to in clause (3) appear on Reuters Screen US Prime 1 Page by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable Prime Rate Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on the applicable Prime Rate Interest Determination Date by three major banks, which may include affiliates of the agent, in The City of New York selected by the Calculation Agent, or

     (5) if the banks selected by the Calculation Agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the applicable Prime Rate Interest Determination Date.

     "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service or any successor service on the "US PRIME 1" Page or other page as may replace the US PRIME 1 Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks.

Determination of Treasury Rate.  If an Interest Rate Basis for this Note
------------------------------
specified above, is the Treasury Rate, the Treasury Rate shall be determined on the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date") "Treasury Rate" means:

     (1) the rate from the auction held on the applicable Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified above under the caption "INVESTMENT RATE" on the display on Bridge Telerate, Inc. or any successor service on page 56 or any other page as may replace page 56 on that service ("Telerate Page 56") or page 57 or any other page as may replace page 57 on that service ("Telerate Page 57"), or

     (2) if the rate referred to in clause (1) is not published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High", or

     (3) if the rate referred to in clause (2) is not published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills announced by the United States Department of the Treasury, or

     (4) if the rate referred to in clause (3) is not announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the applicable Treasury Rate Interest Determination Date of the applicable Treasury Bills published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or

     (5) if the rate referred to in clause (4) is not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable Treasury Rate Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or

     (6) if the rate referred to in clause (5) is not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable Treasury Rate Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on the applicable Treasury Rate Interest Determination Date, of three primary United States government securities dealers, which may include the agent or its affiliates, selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified above, or

     (7) if the dealers selected by the Calculation Agent are not quoting as mentioned in clause (6), the rate in effect on the applicable Treasury Rate Interest Determination Date.

     "Bond Equivalent Yield" means a yield calculated in accordance with the following formula and expressed as a percentage:

Bond Equivalent Yield =     (         D x N         )  x    100
                            (-----------------------)
                            (  360  -  ( D  x  M )  )

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Any provisions contained herein with respect to the determination of one or more Interest Rate Bases, the specification of one or more Interest Rate Bases, calculation of the Interest Rate applicable to this Note, its payment dates the stated maturity date, any redemption or repayment provisions, or any other matter relating hereto may be modified by the terms as specified above under "Other Provisions" or in an Addendum relating hereto if so specified above.

     Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The Company hereby covenants for the benefit of the Holder hereof, to the extent permitted by applicable law, not to claim voluntarily the benefits of any laws concerning usurious rates of interest against such Holder.

     Unless otherwise above, Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the "Calculation Agent". At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date with respect to this Note.

     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated: ____________

                                    MERRILL LYNCH & CO., INC.

                                    By:
                                        --------------------------
                                            John C. Stomber
                                           Senior Vice President
                                                  and
                                               Treasurer

[FACSIMILE OF SEAL]

                                    Attest:

                                    By:
                                        -----------------------------
                                              Lawrence M. Egan, Jr.
                                                Assistant Secretary
CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK,
            as Trustee

By:
   ------------------------------
        Authorized Officer

                           OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at
                                        ---------------------------------------
--------------------------------------------------------------------------------
        (Please print or typewrite name and address of the undersigned)

     For this Note to be repaid, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder of this Note, not more than 60 nor less than 30 days prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this "Option to Elect Repayment" form duly completed. This Note must be received by the Trustee by 5:00 P.M., New York City time, on the last day for giving such notice.

     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in an amount equal to $1,000 or an integral multiple thereof, provided that any remaining principal amount shall be an authorized denomination) which the Holder elects to have repaid and specify the denomination or denominations (which shall be in an amount equal to an authorized denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).


$                                            __________________________________
 -----------------------------               NOTICE: The signature on this
                                             Option to Elect Repayment must
Date                                         correspond with the name as written
    --------------------------               upon the face of this Note in every
                                             particular, without alteration or
                                             enlargement or any change whatever.

                            ASSIGNMENT/TRANSFER FORM
                            ------------------------

     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto
                               ------------------------------------------------
(insert Taxpayer Identification No.)
                                    -------------------------------------------

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on
---------------------------------------------
the books of the Company with full power of substitution in the premises.

 Date                          ------------------------------------------------
                               NOTICE The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                           MERRILL LYNCH & CO., INC.
                          Medium-Term Notes, Series B

             Addendum for Modified Federal Funds Rate Indexed Notes

     Determination Modified Federal Funds Rate:  If an Interest Rate Basis for
     -----------------------------------------
the attached Note is the Modified Federal Funds Rate, the Modified Federal Funds Rate shall be determined on the applicable Interest Determination Date relating to a Modified Federal Funds Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the Modified Federal Funds Rate (a "Modified Federal Funds Rate Interest Determination Date"), as the rate on such date for federal funds as set forth on Telerate Page 5 as of 12:00 P.M., New York City time, under the heading "Dow Jones Treasury & Money Markets-Federal Funds-Open". If such rate does not appear on Telerate Page 5 on the related Modified Federal Funds Rate Interest Determination Date, Modified Federal Funds Rate shall mean the rate on such Modified Federal Funds Rate Interest Determination Date as set forth on Telerate Page 4833 as of 12:00 P.M., New York City time, under the heading "MW. Marshall Inc.-New York-Fed Funds O/N-OPN". If such rate does not appear on any of Telerate Pages 5 or 4833 as specified above on the related Modified Federal Funds Rate Interest Determination Date, the Modified Federal Funds Rate for such Modified Federal Funds Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of federal funds transactions in The City of New York selected by the Calculation Agent, and available prior to 9:00 A.M. New York City Time, on such Modified Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so
                                  --------  -------
selected by the Calculation Agent are not quoting as mentioned in this sentence, the Modified Federal Funds Rate with respect to such Modified Federal Funds Rate Interest Determination Date will be the Modified Federal Funds Rate in effect for such Modified Federal Funds Rate on such Modified Federal Funds Rate Interest Determination Date.

     "Telerate Page" means, when used in connection with any designated page, the display page so designated on Bridge Telerate, Inc. or any successor service.

     The "Interest Determination Date" with respect to the Modified Federal Funds Rate shall be each Interest Reset Date. Notwithstanding any provisions to the contrary in the attached Note, the interest rate effective on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined on the Interest Determination Date occurring on such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date occurring on the immediately preceding Interest Reset Date.

                           MERRILL LYNCH & CO., INC.
                          Medium-Term Notes, Series B

              Addendum for Weekly Average Federal Funds Rate Notes

     This Note, except as described below, shall bear interest as if this Note were designated a Regular Floating Rate Note.

     Determination of Weekly Average Federal Funds Rate.  If an Interest Rate
     --------------------------------------------------
Basis for this Note is Weekly Average Federal Funds Rate, as indicated above, the Weekly Average Federal Funds Rate shall be determined on the applicable Interest Determination Date (a "Weekly Average Federal Funds Rate Interest Determination Date"), and shall be the average rate for the week period ending on the Wednesday in the week immediately preceding the week containing such Weekly Average Federal Funds Rate Interest Determination Date as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication ("H.15(519)") under the heading "Federal Funds (Effective)" under the column entitled "Week Ending".

     If such rate is not published by 9:00 A.M. on the Calculation Date relating to a Weekly Average Federal Funds Rate Interest Determination Date, the per annum rate of interest payable with respect to this Note shall be reset as of the applicable Interest Reset Date at a rate equal to the average (mean) of the Federal Funds Rate (defined in this paragraph and the immediately succeeding paragraph) in effect with respect to each calendar day from and including the second preceding Thursday to and including the next preceding Wednesday (the "Calculation Period"), plus the Spread specified on the face of this Note. For purposes of the preceding sentence, the "Calculation Date" shall be the earlier of (i) the tenth calendar day after such Weekly Average Federal Funds Rate Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or date of Maturity, as the case may be. Such average rate shall be based upon the rate of interest applicable to each calendar day in the Calculation Period, which shall equal, for any Business Day within such Calculation Period, the Federal Funds Rate in effect on such Business Day and, for any non-Business Day within such Calculation Period, the Federal Funds Rate in effect on the next preceding Business Day. As used with respect to this paragraph, "Federal Funds Rate" means, with respect to any Business Day within a Calculation Period, the rate on such date for Federal Funds as published by the Board of Governors of the Federal Reserve System in H.15(519) under the heading "Federal Funds (Effective)".

     If the rate for a Business Day is not published by 9:00 A.M. on the Calculation Date pertaining to such Business Day as described in the preceding paragraph, the Federal Funds Rate for such Business Day shall be the rate on such date for Federal Funds as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities" ("Composite Quotation") under the heading "Federal Funds/Effective Rate". If such rate is not yet published by 9:00 A.M. on the applicable Calculation Date, the Federal Funds Rate for such Business Day shall be the rate on such date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not
                                     --------  -------
made publicly available by the Federal Reserve Bank of New York by 9:00 A.M. on the applicable Calculation Date, the Federal Funds Rate shall be the last Federal Funds Rate in effect prior to such Business Day.

     The "Calculation Date" with respect to any Business Day within a Calculation Period described in the preceding paragraph shall be the earlier of
(i) the tenth calendar day after such Business Day or (ii) the Business Day prior to the Interest Payment Date on which such accrued interest shall be payable.

     Unless otherwise specified on the face of this Note, if an Interest Rate Basis for this Note is Weekly Average Federal Funds Rate, the per annum rate of interest payable shall be reset on the Wednesday of each week (each an "Interest Reset Date"). The Interest Determination Date with respect to the Weekly Average Federal Funds Rate shall be the Business Day immediately preceding each Interest Reset Date.

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